Exhibit 99.1

Positioned for Growth

June 14, 2012

Important Notices

This presentation contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this presentation, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that CIT is unsuccessful in refining and implementing its strategy and business plan, the risk that CIT is unable to react to and address key business and regulatory issues, the risk that CIT is delayed in transitioning certain business platforms to CIT Bank and may not succeed in developing a stable, long-term source of funding, and the risk that CIT continues to be subject to liquidity constraints and higher funding costs. Further, there is a risk that the valuations resulting from our fresh start accounting analysis, which are inherently uncertain, will differ significantly from the actual values realized, due to the complexity of the valuation process, the degree of judgment required, and changes in market conditions and economic environment. We describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

This presentation is to be used solely as part of CIT management's continuing investor communications program. This presentation shall not constitute an offer or solicitation in connection with any securities.

Data as of or for the quarter ended March 31, 2012 unless otherwise noted.

CIT Investor Day 2012: Important Notices | 2

Overview & Strategic Update

John Thain

Today’s Agenda

Topic	Presenter
Overview & Strategic Update	John Thain
Corporate Finance	Pete Connolly, Jim Hudak, Matt Galligan
Trade Finance	John Daly, Jon Lucas
Vendor Finance	Ron Arrington
Transportation Finance	Jeff Knittel
Credit Risk Management	Rob Rowe
Funding & Liquidity	Glenn Votek, Ray Quinlan
Financial Update	Scott Parker
Concluding Remarks	Nelson Chai

Overview & Strategic Update | 4

Objectives for Today

Overview & Strategic Update | 5

We Are Well Positioned

Overview & Strategic Update | 6

CIT – A Unique Franchise and Investment Opportunity

Overview & Strategic Update | 7

Significant Progress Over the Past Two Years

Up to and including Q2 2012

Overview & Strategic Update | 8

Well Defined Near-term Priorities

Overview & Strategic Update | 9

Overview & Strategic Update | 10

Corporate Finance

The Right Focus for Growth

Pete Connolly

Jim Hudak

Matt Galligan

The Right Focus for Growth

Well Positioned for Growth

Industry Specialization & Relationships
Are Key Differentiators

Sustainable Bank Funding Model

Corporate Finance | 2

Customized Financial Solutions

Corporate Finance provides lending,
leasing and other financial and
advisory services to the small business
and middle market sectors,
with a focus on specific industries

Corporate Finance | 3

Focused on Industries in Which We Have Significant Expertise

Corporate Finance | 4

Our Target Industries Represent a Significant Part of the US Economy

(1)	Bureau of Economic Analysis – 2011; Health Leaders Media July 2011; American Gaming Assoc. Feb 2012; Plunkett Research 2011; Motion Picture Assn. of America 2011; Institute for Energy Research 2010; Telecommunications Industry Research 2011
(2)	Thomson Reuters LPC Loan Connector, ABF Journal – 2011
(3)	2010 US Census Bureau
Corporate Finance | 5

Focused on Products that Serve Our Middle Market Clients

Corporate Finance | 6

We Have a Clearly Defined Target Market that Fills a Niche

Corporate Finance | 7

Portfolio Is Well Diversified Across Industries

Data as of or for period ended 3/31/12

Corporate Finance | 8

Growing Assets in CIT Bank Leads to Higher Net Interest Margins

($ Billions)

* Non-Bank international assets not detailed but are included in total

Corporate Finance | 9

Evolving Competitive Landscape Presents Opportunities

Competitive Landscape

■	Several legacy middle market competitors have been challenged or have shut down
■	Continuing opportunities arising from the withdrawal of European banks from US markets

Corporate Finance | 10

Multiple Channel Marketing Model Drives Sustainable Growth

Corporate Finance | 11

Value Proposition: Why We Win

■	Focused on Key Industries Where We Make a Difference and Maintain a Long-Term View
■	Industry Specialization and Product Expertise
■	Deep Relationships with Sponsors and Clients
■	High Quality Servicing / Portfolio Management Team
■	Creativity of a Finance Company with a Bank Funding Model
Corporate Finance | 12

Gaining Traction on Lead Agency Roles

Corporate Finance | 13

Case Study: Expertise and Relationship Drive Success

Transaction Overview

Odyssey Investment Partners Engaged CIT Based on:

■	Strong relationship developed over the course of several transactions
■	Ability to leverage deep industry knowledge of an experienced industry team
■	Strong capital markets capabilities
■	Flexible borrowing structure to enable the Sponsor and Company to execute their growth strategy

Corporate Finance | 14

Capital Equipment Finance: Building on Past Success

Diverse financing solutions to a wide range of strong companies

Product Offering

■ Equipment Acquisition Financing
■ Cap Ex Financing
■ Term Debt Secured by Equipment
■ Structured Financing
■ Leases (Capital & Operating)
■ Sale / Leasebacks

Transaction Size

■	$3 Million - $25 Million

Terms

■	3 to 7 years
■	Fixed rate lending with opportunities for variable rate where appropriate

Corporate Finance | 15

Large Addressable Equipment Market

($ Billions)

CEF = Capital Equipment Finance

Corporate Finance | 16

Real Estate Finance’s Value Proposition Provides Opportunities

Rebranding CIT	■ Moderate-risk bank debt provider taking senior secured
within	positions
Commercial
Real Estate	■ No legacy CRE exposure

Experienced	■ Eight professionals with substantial experience in real estate
Team	funding transactions through the economic cycle

Relationship	■ Clear and direct communication with clients and internal
Excellence	constituencies resulting in timely response and execution

Portfolio	■ “Cradle-to-grave” client relationship management by a team
Oversight	with a successful track record in a bank environment

Corporate Finance | 17

Real Estate Finance Has A Clearly Defined Target Market

■ Target bi-lateral opportunities but also participate in syndicated loans
Role	and club transactions

Structure	■ Conservatively structured loans secured by high-quality assets

Geography	■ Assets located in major 24-hour cities and healthy nationwide markets

Type	■ Fund investment loans and construction projects (max ~ 30% of portfolio)

■ Building a portfolio evenly spread across:
Sectors	• Multi-family residential (both for rent and for sale)
• Multi-tenant office and
• Retail including ground floor retail condos in urban or infill locations

■ Senior secured, first lien positions
Collateral
■ No specialized or esoteric assets including raw un-zoned land

Corporate Finance | 18

Relationships Differentiate CIT REF from Competitors

Corporate Finance | 19

Case Study: Specific Target Market Drives Opportunity

Corporate Finance | 20

Significant Growth Opportunity Across Corporate Finance

Right-Size Platform, Retained Key Talent

Significant Niche Experience

Targeted Middle Market Products
to Address Client Needs

Sustainable Bank Funding Model

Corporate Finance | 21

Growing Relationships by Understanding Client Needs

Corporate Finance | 22

Corporate Finance | 23

Trade Finance

The Nation’s Leader in Factoring

John Daly
Jon Lucas

Longstanding Excellence in the US Factoring Industry

■	Market leader
•	Entered the factoring business in 1928
•	$26 billion in annual factored volume in 2011
•	Factoring receivables (including off-balance sheet) peak seasonally at ~ $4.7B
■	Approximately 475 employees
■	We are located where our clients are located

Trade Finance | 2

CIT Provides Clients with Insight About Their Retail Customers

“The Secret Sauce”

■	Experienced management team with deep industry relationships
■	Direct access to senior management in retail industry
■	Comprehensive customer credit database
■	Real-time online access to detailed accounts receivable information

Trade Finance | 3

Critical Link Between Suppliers and Retailers

What Is Factoring?

Trade Finance | 4

Trade Finance Provides Multiple Benefits to Our Clients

Factoring

• Credit protection

• Accounts receivable bookkeeping

• Collections

Advances against accounts receivable

Asset-based lending

Letters of credit

Factoring Provides Solutions to Business Problems

■	Reduce or eliminate bad debt losses
■	Professional accounts receivable management
■	Liquidity and working capital for companies that may be thinly capitalized or leveraged

Trade Finance | 5

Our Clients and Our Competitors Vary in Size and Scope

Competitive Landscape

Factors

■	Commercial banks
■	Privately held boutique factors

Lenders

■	Money center banks
■	Regional banks
■	Community banks

Other

■	Credit insurance
■	Credit advisory services

What Types of Companies Use Factoring?

■	Manufacturers, importers, wholesalers
■	Design companies, sourcing companies
•	Owner-operators, entrepreneurial mindset
■	Many run by the original founder
■	Annual sales range from $2 million to $1 billion
Trade Finance | 6

Factoring Is a Commission-Driven Annuity Business

■ Risk management
Profitability	■ Commission income earned on factoring volume
Drivers	■ Interest income earned on loans
and advances on receivables
■ Letter of credit fees and other fees

■ Clients stay for years
■ Historically steady and predictable returns
Business	■ Volume tied to consumer spending on
Dynamics	moderate-to-better priced consumer
non-durables
■ Opportunistic credit underwriting

Trade Finance | 7

Trade Finance Is Largely a Fee-Based Business

Trade Finance | 8

Consumer Product Industries Rely on Factoring

Trade Finance | 9

Opportunity to Grow Factoring Business Beyond Apparel

2011: $26 billion in Factored Volume

* Includes carpets, housewares, electronics, health & beauty, toys, luggage, sporting goods

Trade Finance | 10

CIT’s Factoring Clients Sell to ~ 300,000 Retailers Nationwide

Representative Customers
(Retailers)

Walmart

Macy's

Target

Nordstrom

Bed Bath & Beyond

Aeropostale

Amazon.com

Raymours Furniture Company

Nee Dell’s Shoes

Squires Family Clothing & Footwear

CIT Gives Clients
Peace of Mind and Liquidity

■	CIT underwrites the creditworthiness of their retailer customers
■	Suppliers know they will get paid on all approved, undisputed invoices
■	Suppliers can turn their accounts receivable into cash, enhancing liquidity

Trade Finance | 11

Why Do Companies Turn to CIT?

Trade Finance | 12

Focused on Opportunities

Business Priorities

Grow traditional factoring business in core markets and new markets
Client retention, win new deals
Grow international factoring

Trade Finance | 13

The Leader in the US Factoring Industry

Competitive Advantages

■	Strong brand recognition
■	Efficient and scalable operations
■	Long term client relationships – average 10+ years
■	Seasoned management team; deep industry knowledge
■	Extensive retail credit database, knowledge and underwriting expertise
■	Vital link in retail supply chain
Trade Finance | 14

Trade Finance | 15

Vendor Finance

A Global Leader Positioned for Growth

Ron Arrington

A Global Leader Positioned for Growth

■	Targeting select regions for significant, scalable growth
■	Enhancing a proven business model that originates profitable business across diverse industries and provides long-term value to partners and customers
■	Utilizing a strong bank-centric funding strategy in the US that can support prudent growth at a competitive cost
■	Establishing a forward-looking roadmap that positions Vendor Finance for prudent incremental growth
Vendor Finance | 2

Leasing/Financing Essential-Use Equipment Across Diverse Industries

■	Assets: $5.1B in financing and leasing assets
•	CIT Bank: $0.7B
■	Employees: 1,269
•	Global Sales Employees: 246
■	Global Reach: Located in 4 regions around the world
■	Volume: 2011 $2.6B 1Q12 $0.7B
■	Long-standing Vendor Relationships: Major vendors average 11 years
■	Large Vendor Base: Over 2,000 active vendors
■	Diverse Customer Base: Almost 400,000 customers

Data as of or for period ended 3/31/12

Vendor Finance | 3

Building on a Proven Business Model

■	Focused on providing small businesses and middle market companies equipment leasing and value-added services
■	Tailored equipment financing and leasing programs for manufacturers, distributors and equipment resellers
■	Equipment financing and value-added services throughout the equipment life cycle from invoicing to asset disposition

Vendor Finance | 4

Customer Diversity Provides Spread of Risk

Global Vendor Finance Financing and Leasing assets. Data as of or for period ended 3/31/12

Vendor Finance | 5

We Provide Multiple Benefits to Our Vendor Partners and Customers

Manufacturer, Reseller, Dealer, Distributor (~ 2,000)

■	Sell more equipment & close sales quickly
■	Capture incremental revenue
■	Improve cash flow & preserve capital
■	Enhance customer loyalty & footprint
■	Minimize customer credit exposure
■	Customer billing consolidated for equipment and services
■	Eliminate the cost and burden of an in-house captive
■	Broad range of tailored financing choices to their customers

Commercial Customers (~400,000)

■	Predictable, affordable monthly payments
■	Reduced upfront costs
■	Preservation of capital
■	Flexible pay structures
■	Provides flexibility for equipment upgrades
■	Streamlined invoicing for equipment and services

Vendor Finance | 6

We Source Business through Multiple Channels

■ Support for both manufacturer sales and retail sales
channels
Manufacturers	■ Leveraging manufacturer’s platform and sales force
■ Cultural Alignment	brings scale
■ Strategic Relationship	■ Customized structures, such as “private label programs”
■ Branding in the Market	that support manufacturer and retail sales
■ Work with Distributors and Resellers to qualify and
secure programs with their channel partners
■ Measure of success gauged by share of wallet

Distributors / Resellers	■ Standard program agreements and structures
■ Speed and Consistency	■ More broad-based, with multiple products
of Service	■ Typically multi-funder model
■ Broad Product Knowledge	■ Measure of success gauged by share of wallet

Direct	■ Support the broader financing needs of our customers

Vendor Finance | 7

Key to Sustainable Growth: Maintaining a Mix of Vendor Partners

Vendor Finance | 8

Revenue Opportunity for Vendor Finance Throughout Lease Cycle

Vendor Finance | 9

Strong Competitive Position with a Priority on Service

Vendor Finance | 10

Relationships and Service Win Business

■	Fastest growing PC manufacturer
■	RFP process launched Q3 2009
■	Program awarded to CIT Q2 2010
■	Launched initially in North America
■	Rolled out to Europe in Q3 2010
■	Expanded into Latin America

Vendor Finance | 11

Growth Driven by Increased Penetration and Expansion

Vendor Finance | 12

Growth Markets Represent Significant Opportunities

Market

■	2nd largest GDP in the world(1)
✓	Forecast GDP growth between 6% and 8% through 2013
✓	Remain a net exporter of goods
■	Maturing leasing market with significant potential
■	China leasing portfolios grew 33% in 2011 to RMB 930 billion(2)

CIT Competitive Advantages

■	Long-term commitment
■	Strong vendor & reseller relationships
■	Extensive industry coverage
■	Scalable in country operating platform
■	Local RMB funding
■	Excellent portfolio performance
(1)	International Monetary Fund listing 2011
(2)	2011 China Financial Leasing Industry Development Report

Vendor Finance | 13

Growth Markets Represent Significant Opportunities

Market

■	6th largest GDP in the world(1)
✓	Forecast GDP growth between 2% and 5% through 2013
✓	Strong manufacturing and remains a net exporter of goods
■	Leasing market portfolio ~$55B(2), with annual volume of ~$13B(2)
✓	Maturing and growing market
✓	Brazil represents 63% of Latin America leasing portfolio

CIT Competitive Advantages

■	Long-term presence and strong reputation
■	Extensive industry coverage and comprehensive product offering
■	Robust sales coverage model
■	Local bank deposits provide Reais funding
■	Excellent portfolio performance
(1)	International Monetary Fund listing 2011
(2)	The Alta Group – data represents year-end 2010

Vendor Finance | 14

Well Positioned to Capitalize on Market Shift to Customize Products

Vendor Finance | 15

Formula for Growth Includes Investment

Vendor Finance | 16

A Global Leader Positioned for Growth

■	Targeting select regions for significant, scalable growth
■	Enhancing a proven business model that provides long-term value to partners and customers
■	Utilizing a strong bank-centric funding strategy in the US that can support prudent growth at a competitive cost
■	Establishing a forward-looking roadmap that positions Vendor Finance for prudent incremental growth

Creating Growmentum

Vendor Finance | 17

Vendor Finance | 18

Transportation Finance

Capital for Companies on the Move

Jeff Knittel

Transportation Finance Is Well-Positioned for Continued Success

Favorable industry fundamentals and competitive landscape

Quality fleets and a diverse client base

Strong utilization and attractive yields

Multiple channels for growth

Cost-efficient financing creating new opportunities

Proven ability to execute through multiple market cycles

Transportation Finance | 2

Significant and Expanding Franchise

(1) Leasing includes operating leases only
Data as of or for period ended 3/31/12

Transportation Finance | 3

Broad and Balanced Portfolio

Data as of or for period ended 3/31/12

Transportation Finance | 4

A Global Provider of Financial Solutions to the Aerospace Industry

■	Leading aircraft lessor
■	Modern, fuel efficient fleet
■	Seasoned management team
■	Global operating platforms
■	Full financial product offering
■	Strong customer, manufacturer and industry relationships
■	Business aircraft team dedicated to the growing global market
■	Provider of supply chain financing to aerospace and defense industries
■	Differentiate from the competition via “intellectual capital”

Data as of or for period ended 3/31/12

Transportation Finance – Aerospace | 5

Demand for Commercial Aircraft Expected to Grow

■	Global air traffic resuming 3-5% long-term growth trend
■	International traffic growing nearly twice as fast as domestic services
■	World fleet expected to more than double over next 20 years
■	Narrow body aircraft in highest demand as low-cost carriers and route fragmentation proliferate
■	Longer-range, intermediate-body aircraft demand driven by intercontinental travel
■	Regional jets and large wide-body aircraft continue specialized roles

Transportation Finance – Aerospace | 6

Demand Shifting from Developed to Developing Countries

Source: Airbus
*Passengers originating from respective country

Transportation Finance – Aerospace | 7

Leased Proportion of World Fleet Expected to Increase

Source: Ascend and Company estimate

Transportation Finance – Aerospace | 8

We Are Well-Positioned Among Competitors

Source: Company reports/ filings. AWAS net investment as of November 30, 2011.

*Based on Ascend current market values because net investment was not readily available in company reports/filings. SMBC = Sum of RBS and Sumitomo CMVs

Transportation Finance – Aerospace | 9

Strong Value Proposition

Transportation Finance – Aerospace | 10

Commercial Air Is a Significant and Growing Business

■	Primarily an operating lessor
•	$8.2 billion operating leases on 266 aircraft
■	Opportunistic lender
•	$0.6 billion of loans secured by 73 aircraft(2)
■	Diverse customer base
•	Over 100 lending and leasing clients
•	Clients spread across ~50 countries
•	Serve a wide array of carriers

(1) Based on net investment. Region chart based on operating lease fleet
(2) Includes finance leases. Count excludes syndicated loan aircraft
Data as of or for period ended 3/31/12

Transportation Finance – Aerospace | 11

High Quality and Diverse Fleet

■	98% of fleet is in-production
■	Weighted average age is 6 years
■	Primarily Airbus A320 family and Boeing 737NG
•	Efficient narrow-body aircraft
•	Broad operator base
■	Select investments in intermediate body aircraft
•	Principally A330s, A350s and 767s
■	Few regional and wide-body aircraft
■	Disciplined asset manager

Based on net investment in operating lease fleet
Data as of or for period ended 3/31/12

Transportation Finance – Aerospace | 12

Strong Order Book

■	161 aircraft with deliveries thru 2019
•	Approximately $1.0-$1.5 billion of deliveries per year
•	~2/3rds narrow body (largely A320 NEO and 737NG)
•	Diversified by manufacturer
•	Strategic investment in twin aisle aircraft
■	All scheduled 2012 deliveries are placed

Data as of or for period ended 3/31/12

Transportation Finance – Aerospace | 13

Effective Asset Manager

■	Equipment utilization near 100%
■	Strong residual realization
•	Historically around 105-110%
•	Higher recently due to FSA adjustments
■	Balanced expiration schedule
•	~10-20% of fleet rolls in any year
•	~Half renew with existing lessee
■	New business terms are attractive
•	Typical Yield: 10-15%
•	Typical Term:
-	Deliveries 7-10 years
-	Renewals 4-6 years

Based on operating lease fleet. Expiration schedule excludes one aircraft off lease
Data as of or for period ended 3/31/12

Transportation Finance – Aerospace | 14

Ability to Manage and Deliver Growth

($ Billions)

Transportation Finance – Aerospace | 15

Business Air: A Niche Player

Overview

■	Product Offering
•	Structured loans & leases
•	Pre-delivery financing
■	Client Profile
•	Approximately 100 customers
•	High net worth (HNW) individuals and corporate end-users
■	Global Emphasis
•	Over 70% of 2011 volume was international
•	Business spans Asia, Latin America and Europe

Target Market

■	Focus on “new” mid/large cabin aircraft
•	International embedded base of $17 billion that are less than 10 years old
•	Est. $5-6 billion of new deliveries per year (international only)
■	International demand strong
•	~50% of new business jet orders international
•	Annual growth rate of approximately 10%
•	Rapidly expanding pool of HNW individuals

Source: General Aviation Manufacturers Association, JP Morgan Research and CIT estimates

Strategic Focus

■	Expand international presence
■	Advance manufacturer partnerships
■	Leverage CIT Bank capabilities
■	Proactively manage risk

Transportation Finance – Aerospace | 16

Transportation Lending: A Natural Extension

Overview

■	Product Offering
•	Cash flow loans (acquisition finance)
•	Asset-backed loans
-	Equipment (vessels, parts, etc.)
-	Receivable & inventory financing
■	Industry Focus
•	Aerospace, Defense & Government Services, Marine and Rail Markets
■	Marketing Channels
•	Private equity sponsors
•	Industry direct
•	Secondary market opportunities

Deals Reviewed by Segment

Strategic Focus

■	Continue to “sell” industry expertise
■	Advance financial sponsor relationships
■	Explore adjacent markets
■	Aggressively manage the portfolio

Transportation Finance – Aerospace | 17

Proven Aerospace Strategy

Acquire in-demand assets at the right price

Further strengthen relationships with manufacturers and clients

Maintain geographic, customer and equipment diversification

Diversify and lower funding costs

Selectively grow loan portfolio

Transportation Finance – Aerospace | 18

CIT Is a Leading Railcar Lessor

■	Top 3 North American lessor
■	Strong customer, manufacturer and industry relationships
■	Full life-cycle equipment manager
■	Over 100,000 railcars & 450 locomotives
■	Diverse, young and well-maintained equipment
■	Approximately 500 clients including all of the Class I railroads

Data as of or for period ended 3/31/12

Transportation Finance – Rail | 19

Overall Rail Market Environment Is Improving

■	North American industrial sector continues to grow slowly
■	Energy driven markets have dominated new car activity
■	US and Canada non-coal rail loadings are up 3.8% from a year ago
■	Coal market weakened in Q1 2012; showing signs of stabilization
■	Overall utilization and yields remain at solid levels
■	Limited new car manufacturing availability until Q4 2013

Transportation Finance – Rail | 20

Competitive Environment Is Stable

% Share Among North American Lessors

Source: CIT estimates based on 2010-2012 data from Progressive Railroading / UMLER, SEC filings and industry presentations. Excludes TTX.

Transportation Finance – Rail | 21

High Quality Fleet Results in Strong and Consistent Demand

■	Significant and diverse portfolio
•	Over 100,000 railcars
•	Over 450 locomotives
■	Balanced distribution of car types
■	95% of freight fleet comprised of high capacity, efficient railcars
■	Young, well-maintained equipment
•	Average age of 11 years is well below the overall N.A. fleet
•	Lower operating/maintenance costs

(1) By unit count. Operating lease portfolio only.
Data as of or for period ended 3/31/12

Transportation Finance – Rail | 22

Strong Order Book Facilitates Growth

■	Order book objectives:
•	Maintain alignment with long-term industrial product demand trends
•	Provide clients with young, well-maintained and cost-efficient assets
■	~9,000 railcars to be delivered in 2012/2013
■	Deliveries include approximately 75% tank cars and 25% covered hoppers
■	2012 deliveries are ~85% committed; 2013 deliveries are ~80% committed
■	Most new deliveries in CIT Bank

Data as of or for period ended 3/31/12; Includes orders placed in May 2012

Transportation Finance – Rail | 23

Diverse Client Base Provides Stability

■	Customer Profile
•	Serve a wide array of industries core to North American economy
•	Approximately 500 customers
■	Client Focus
•	Fleet management (i.e. flexibility)
•	Cash flow optimization
■	Origination Strategy
•	Maintain broad market coverage
•	Build strong relationships
•	Offer efficient assets

(1) By unit count. Operating lease portfolio only.
Data as of or for period ended 3/31/12

Transportation Finance – Rail | 24

Proven Asset Manager

■	Utilization nearing historic highs
•	1Q 2012 increased to 97.6%
■	Strong residual realization
•	Historical average ~110-120%
•	Impacted by scrap / steel prices
■	Lease expirations well distributed
•	Less than 25% roll off in any year
•	Average remaining term of ~3 years
•	Most cars renew with existing lessee
■	New business terms are attractive
•	New car deliveries
-	Typical term: ~5 years
-	Gross yields: ~10%
•	Cars coming off-lease are renewing at improved net yields

Data as of or for period ended 3/31/12

Transportation Finance – Rail | 25

Disciplined Rail Strategy

Maintain modern, cost-effective and in-demand fleet

Grow by investing in select car types

Maintain leading client service

Proactively manage risks

Leverage CIT Bank capabilities

Transportation Finance – Rail | 26

All Units Doing Business in CIT Bank

Data as of or for period ended 3/31/12

Transportation Finance | 27

Growing Assets & Profitability Beyond the Order Books

Transportation Finance | 28

Transportation Finance Is Well-Positioned to Create Value

Favorable industry fundamentals and competitive landscape

Quality fleets and a diverse client base

Strong utilization and attractive yields

Multiple channels for growth

Cost-efficient financing creating new opportunities

Proven ability to execute through multiple market cycles

Transportation Finance | 29

Transportation Finance | 30

Credit Risk Management

Culture of Credit

Rob Rowe

Positioned for the Future

■	Strong credit organization and culture
■	Focused on risk adjusted / return profile of portfolio assets
■	Portfolio has improved

Credit Risk Management | 2

Credit Culture Based on Clear Set of Guiding Principles

Credit Risk Management | 3

Robust Oversight and Controls in Place

Corporate Governance

■  Set three lines of defense: Business, Risk and Loan Review & Internal Audit

■  Revised risk tolerance to reflect size and risk appetite of organization

■  Instituted new committee structure that allows for quick escalation, transparency and decision making

■  Revised policies and procedures in underwriting and portfolio management

Portfolio Strategy

■  Built out Credit Risk Reporting to drive portfolio strategy decisions

■  Reduced large obligor exposures

■  Significantly reduced problem loan portfolio

■  Rebalanced cash flow and reduced consumer lending

■  Re-graded entire portfolio

Staffing & Training	■ Right people in the right places ■ All credit professionals across organization report into risk ■ Training and development deployed globally across credit organization

Credit Controls	■ Revised authorities that are appropriate for business segments and size of firm ■ New portfolio concentration limits in place ■ Require industry reviews and approvals

Credit Risk Management | 4

Consistent Underwriting Approach Across Credit Risk Spectrum

Industry White Papers:	Define what markets we target and why
Risk Acceptance Criteria & Target Market Definitions:	Define transaction structure parameters
Risk Rating System:	First introduced in 2006 and was recently re-developed and validated
Standard Underwriting Documentation:	Promotes single credit culture and consistent approach to underwriting
Pre-screen Process:	Involves decision makers early to ensure we dedicate resources to transactions that fit our credit criteria
Credit Authorities:	Based on total institutional exposure and scaled to product and transaction risk
Approval Process:	Majority of business reviewed by committees to ensure broad input
Risk-based Pricing:	Ensures pricing reflects risk

Credit Risk Management | 5

We Get Paid for Taking Credit Risk in Areas of Expertise

Commercial Yield Peer Comparison

(1) Excluded income related to FSA
Data as of or for period ended 3/31/12

Credit Risk Management | 6

Expertise and Security Mitigate Credit Risk

Commercial Loan and Lease Portfolio: $28.4 Billion

99.8% of Cash Flow Portfolio Is 1st Lien Senior Secured

Percentages based on internal loan level data as of 3/31/12

Credit Risk Management | 7

Commercial Loan & Lease Portfolio Diversified Across Industries

Portfolio: $28.4 Billion

Data as of or for period ended 3/31/12

Credit Risk Management | 8

Limited Exposure to Current Regions of Concern

■	Excludes Student Lending and Commercial Air
■	$1.2 billion or 6.3% exposure across Europe, primarily in Great Britain (2.7%) with no other European country exposure exceeding 1%
■	Exposure to Portugal, Italy, Ireland, Greece and Spain totals $180 million with no direct sovereign exposure

Data as of or for period ended 3/31/12 Excludes Commercial Air and Student Lending and includes Rail

Credit Risk Management | 9

Non-Performing Assets Have Declined Significantly

Non-Performing Assets: Commercial
($ Billions)
$2.0
$1.5
$1.0
$0.5
$0.0
15%
10%
5%
0%
$1.6
$1.3
$1.1
$0.9
$0.7
$0.5
9.90%
8.32%
7.06%
6.19%
4.68%
3.15%
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

30+ Days Deliquency: Commercial
($ Millions)
$750
$500
$250
$0
8%
6%
4%
2%
0%
$524
$377
$319
$271
$266
$216
3.17%
2.37%
2.09%
1.82%
1.75%
1.36%
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
= Percent of Total Finance Receivables

Credit Risk Management | 10

Net Charge-Offs Have Decreased to Cycle Lows

($ Millions)

Net Charge-Offs: Commercial
$200
$150
$100
$50
$0
5%
4%
3%
2%
1%
0%
$176
3.87%
$139
3.44%
$54
1.38%
$46
1.20%
$24
0.62%
$22
0.56%
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
= Annualized Charge-Off Rate / Average Finance Receivables

Credit Risk Management | 11

Reserves Are Stable Due to Improving
and Growing Commercial Portfolio

($ Millions)

Loan Loss Reserves
$500
$400
$300
$200
$100
$0
4%
3%
2%
1%
0%
$416
$403
$424
$415
$408
$420
2.51%
2.53%
2.78%
2.78%
2.68%
2.64%
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
= Percent of Total Finance Receivables

Credit Risk Management | 12

Aligning Credit Culture and Growth Objective

■	Strong credit organization and culture
–	Foundation built on disciplined underwriting processes and culture
■	Focused on risk adjusted / return profile of portfolio assets
–	Platform currently in place to support strong and prudent risk adjusted growth
■	Portfolio has improved
–	Granularity continues to be a focus
–	Lower NPAs as a percentage of the portfolio
–	Diverse portfolio across four business segments

Credit Risk Management | 13

Credit Risk Management | 14

Funding & Liquidity

Transitioning Liquidity and Funding Profile

Glenn Votek
Ray Quinlan

Substantial Progress Improving Liquidity and Funding

■ Significant liquidity resources supported by:
Liquidity	– Cash & short-term- investments
– Committed funding facilities

■ Substantial progress toward efficient funding profile
Funding	– Liability profile realignment near complete
– Solid access to diverse funding sources
– Building out deposit platform

■ Focused on investment grade ratings
Credit	– Favorable ratings migration trend
Ratings	– Investment grade ratings can drive further funding
benefits

Funding & Liquidity | 2

Improving Liquidity Efficiency

($ Billions)

■	Cash and short-term investments portfolio is primary liquidity source
■	Target 12-month forward funding obligations on a post-stress basis including:
•	No access to capital markets
•	Greater collateral requirements
•	Increased customer line draw activity
•	No asset sales
■	Restricted balances declined following elimination of debt indenture cash sweep requirement

Funding & Liquidity | 3

Meaningful Committed Liquidity

($ Billions)

		Unused		Commitment
	Commitment	Amount		Expiration Date
Bank Revolver	$2.0	$1.9	(1)	Aug 2015
US Secured Facilities	1.6	0.4		Mar / Sep 2013
TRS Facility	2.1	0.2		Jun 2028
Int’l Secured Facilities	0.4	0.2		Jun 2013
Total	$6.1	$2.6	(2)

■	Committed funding facilities provide solid source of alternate liquidity
■	The facilities provide term liquidity at an attractive price
•	Weighted average cost of L+250 bps
•	Weighted average committed term of ~7 years

(1) $100 million outstanding for letter of credit commitment     (2) Does not foot due to rounding
 Data as of or for the period ended 3/31/12

Funding & Liquidity | 4

Significantly Improved Funding Profile

($ Billions)

60
50
40
30
20
10
0
7%
6%
5%
4%
3%
2%
1%
0%
5.97% (1)
3.93% (1)
2009
2010
2011
Q1 2012
Pro-Forma Q1 2012
Other
Unsecured
2nd Lien - Secured
1st Lien - Secured
Asset-Backed / Secured
Deposits
Weighted Average Cost of Funds

(1)	Excludes FSA adjustments and amortization of fees and expenses. Figures are pro forma for $2 billion senior unsecured issuance in Q2 2012, all completed or announced redemptions of 7% Series C notes in Q2 2012 and does not include any drawdowns or payments on the Revolver after March 31, 2012.

Funding & Liquidity | 5

Laddered Liability Structure with No Near-Term Maturities

($ Billions)

(1)	Excludes FSA adjustments and amortization of fees and expenses.
(2)	Figures are pro forma for $2 billion senior unsecured issuance in Q2 2012, all completed or announced redemptions of 7% Series C notes in Q2 2012 and do not include any drawdowns or payments on the Revolver after March 31, 2012.

Funding & Liquidity | 6

Further Opportunity to Reduce Interest Costs

($ Billions)

■	Opportunity to improve funding cost through redemption of remaining 7% Series C debt
■	Significant amount of non-bank, unencumbered portfolio assets
■	Increasing proportion of assets funded through CIT Bank will also create funding benefits

(1) Includes all completed or announced redemptions of 7% Series C notes in Q2 2012
Data as of or for period ended 3/31/12

Funding & Liquidity | 7

Continued Improvement in Marginal Funding Cost

Weighted Average Interest Rate on New Financings

■	Series C/Senior unsecured cost down over 50 bps year-over-year while weighted average maturity increased by 1- 2 years
■	ABS/Secured cost improvement driven by 1st lien refinancing and term ABS execution
■	Decline in 2012 deposit cost reflects growth in Internet deposits

Figures are pro forma for $753 million equipment lease securitization that closed in April 2012, $2 billion senior unsecured issuance in May 2012 and do not reflect any drawdowns or repayments on the Revolver after August 2011.

Funding & Liquidity | 8

Favorable Credit Ratings Trend Will Improve Financing Costs

■	Achieving investment grade ratings remains our objective
■	Key drivers to higher ratings:
–	Improved earnings profile
–	Expanded bank strategy
–	Stable asset quality
■	While CIT bonds trade better than their ratings, investment grade ratings could create up to 250 bps of marginal funding improvement

Funding & Liquidity | 9

Evolution to a Balanced Funding Model

■	Foundation of long -term liability strategy includes balanced funding model
■	Hybrid funding model to facilitate the path back to investment grade ratings
■	Bias towards a higher mix of deposits vs. capital markets funding
(1)	Data as of March 31, 2012 and pro forma for $2 billion senior unsecured issuance in Q2 2012, all completed or announced redemptions of 7% Series C notes in Q2 2012 and does not include any drawdowns or payments on the Revolver after March 31, 2012.

Funding & Liquidity | 10

CIT Bank - A Solid Path to Funding Growth

Steady Progress

Reliable, Low-Cost Funding

Continue to Build on Strong Foundation

Funding & Liquidity | 11

CIT Bank Has Made Significant Progress

Pre-2011

- Brokered CDs launched
- US Corporate Finance originations

1H 2011

- SBL Platform transferred
- FDIC and UDFI terminated “cease-and-desist” order

2H 2011

- Vendor Finance Platform transferred
- Retail Internet Bank launched
- Institutional Deposit Platform launched
- Railcar Leasing

1H 2012

- Surpassed $1 billion in Internet Banking Deposits
- High Yield Savings launched
- Real Estate Finance
- Equipment Finance

2H 2012 – 2013

- Expand Internet Bank products and benefits

12/31/2010	6/30/2011	12/31/2011	3/31/2012	
$7.1 billion	***$6.9 billion***	***$9.0 billion***	***$9.6 billion***	**Total Assets**

Funding & Liquidity | 12

Keys to Sustainable Deposit Growth

Brand Characteristics

■	Innovative products
■	Competitive rates
■	Comprehensive features
■	Convenience and quality service

Top Tier Ratings

■	Top IDC rating
■	4 Star Bankrate. com rating
■	4 Star Bauer rating

Funding & Liquidity | 13

Banking Trends Support CIT Bank's Bank Deposit Strategy

- **Internet banking popularity has steadily increased over the past years**
  - Customers prefer Internet Banking over all the banking channels combined
- **Consumers 55+ are the fastest growing group, our current dominant customer group**

Branch and ATM Use on Decline

70%
60%
50%
40%
30%
20%
10%
0%
Branches
ATMs
Internet Banking
2007
2008
2009
2010
2011

2011 Banking Channels

Internet Banking 62%
Branches 20%
ATMS 8%
Mail 6%
Mobile 1%
Telephone 3%

Growing Internet Banking for Ages 55+

60%
50%
40%
30%
20%
10%
0%
Internet
Branches
ATMs
2007
2008
2009
2010
2011

Source: ABA Survey: "Popularity of Online Banking Explodes," September 8, 2011

Funding & Liquidity | 14

Evolution of CIT Bank’s Deposit Franchise

Offering Diverse Products and Benefits Are Keys to a Successful Deposit Franchise

Areas of Focus

- Continue to expand the online consumer CDs and savings products
- Add benefits for customer retention
- Offer competitive pricing

Pre 2011
Brokered CDs
MMDAs

Q4 2011
Internet CDs

1H 2012
High Yield Savings

2H 2012 – 2013
IRAs
Consumer Checking
Business Banking

Additional Benefits

- Identity Secure Program
- ATM Access
- Debit Cards
- Mobile Banking

Funding & Liquidity | 15

A Solid Path to Achieve Diversified Funding

■	Continue to obtain liquid, reliable, low-cost funding to support lending and leasing businesses

Funding & Liquidity | 16

Funding & Liquidity | 17

Financial Update

Progress Towards Profitability Targets

Scott Parker

Significant Progress Over the Past Two Years

Portfolio	■ Essentially completed
Optimization	■ Reduced low yielding, non-strategic and non-accrual assets

■ Refinanced/redeemed $26 billion of debt since January 2010(1)
Debt / Liability	■ Diversified and better balanced bank-centric liability structure
• Unsecured / secured / deposits

■ Improved credit quality
Credit	• Sequential declines in new additions to non-accrual
• Improved ratios

■ Maintained tangible book value since emergence
Balance	• Accelerated debt FSA discount of $790 million
Sheet	• Net FSA benefit of $2 billion remaining
• ~$4 billion Net Operating Loss carry-forwards

(1) Includes completed and announced 7% Series C redemptions in Q2 2012
Data as of or for period ended 3/31/12; Net Operating Loss (NOL) as of 12/31/11

Financial Update | 2

Progress Towards Profitability Targets

	Updated	Driver / Assumptions
Net Margin	3.00% - 4.00%	Reflects portfolio composition and funding costs
Credit Provision	(0.50%) - (0.75%)	Dependent on portfolio mix (leases vs. loans)
Other Income	1.00% - 1.50%	Lower due to fewer asset sales
Operating Expense	(2.00%) - (2.25%)	Reflects bank funding-related costs
Pre-Tax Income	2.00% - 2.50%	Deliver consistency
Tax & Other	(0.25%) - (0.75%)	Utilize NOL carry-forwards
Net Income (ROAEA)	1.50% - 2.00%	EPS growth exceeds asset growth
ROE (Common Equity)	10% - 15%	Maintain prudent levels of capital

Assumes 13% Capital Ratio including ~ 10% Tier 1 Common

Financial Update | 3

Continued Shift Towards Commercial Assets

($ Billions)

Sold $1.1 Billion of Student Loans Held for Sale at CIT Bank in April 2012

Financial Update | 4

Well Defined Path to Target Funding Model

Primary Funding Sources		
	Bank	Secured	Unsecured
Transportation			
Commercial Air Leases		✓	✓
Commercial Air Loans	✓		
Rail Leases	✓		✓
Business Air	✓		
Transportation Lending	✓		
Corporate Finance			
Domestic	✓		
Non-US			✓
Vendor Finance			
Domestic	✓		
Non-US	✓	✓	✓
Trade Finance			
Domestic	Planned	✓	✓

Approximately 60% of Q1 2012 new business was CIT Bank originated

Financial Update | 5

New Business Committed Lending Volume Increasing

($ Billions)

Strong Volume Performance

•	Lending and leasing volume up vs. prior year
•	CIT Bank volume comprises ~65% of total and ~85% of US volume

Data as of or for period ended 3/31/12

Financial Update | 6

Organic Commercial Asset Growth Improving

($ Billions)

■	Commercial assets grew 2% sequentially from Q4 2011
■	Consolidated asset growth offset by sale of low yielding/non -strategic assets and consumer liquidation

Note: May not foot due to rounding

Financial Update | 7

Economic Net Finance Margin Trending Favorably

“Economic” Net Finance Margin (1)

■	Reported net finance margin volatile due to impacts from Fresh Start Accounting
•	Substantially decreased loan accretion
•	Debt accretion accelerates as we redeem/refinance Series C debt
(1)	Economic Net Finance Margin equals net interest income plus rent on operating leases minus depreciation as a percentage of average earning assets and excludes FSA accretion/ acceleration (See Non GAAP reconciliation table included in Form 10Q for period ended March 31, 2012)

Financial Update | 8

Lower Funding Costs Have Been the Driver of Net Finance Margin

■	Portfolio yield has trended higher since Q4 2010
•	Significant progress on reducing low yielding assets
•	Shift towards higher yielding commercial assets
•	Continues to be impacted by interest recoveries and suspended depreciation
■	Funding costs continue to decline
•	Refinancing of high-cost debt
•	Continued migration to bank funding
•	Increasing international funding sources

Financial Update | 9

Recent Funding Activities to Further Benefit Net Finance Margin

($ Millions)

	YTD 2012	Avg. Cost
Sources
Secured Debt	380	~3%
Senior Unsecured Debt	6,750	~5%
Cash + Revolving Credit Facility	3,490	~1%
Debt Redemptions
Series A (Q1 ’12)	6,450	7%
Series C (Q2 ’12)	4,170	7%

Impact from these actions = benefit of ~40 bps in Q2 2012

Financial Update | 10

Core Non-Spread Revenue Remains Stable

($ Millions)

2010	2011	Q1 2012
Fees and other revenue	$138	$191	$35
Gains on sales of leasing equipment	157	149	20
Factoring Commissions	145	132	32
Core	**440**	**472**	**87**
Gains on loan & portfolio sales	269	312	145
Gain on investment sales	20	48	19
Recoveries (pre-emergence and held for sale)	279	124	10
Counterparty receivable accretion	95	112	9
Gain (loss) on non-qualifying hedge/FX	(71)	0	1
Impairment on assets held for sale	(26)	(113)	(22)
All Other	**566**	**483**	**162**
Total Other Income	**$1,006**	**$956**	**$249**

Note: May not foot due to rounding.

Financial Update | 11

Credit Metrics Near Historic Lows

($ Billions)

■	Strong portfolio quality across all segments
■	Non-accrual loans down 75% since March 2010
•	Improved customer credit
•	Proactive portfolio management
■	Currently below target expectations; benefiting from continued recoveries

Financial Update | 12

Considerable Operating Leverage in Current Infrastructure

($ Millions)

■	Expense ratios impacted by portfolio optimization efforts
•	$1 billion of incremental assets reduces % of AEA by ~5 bps
■	$40 billion asset level would put us within our target range
■	Bank funding costs such as marketing, FDIC and servicing will continue to increase as bank-centric model evolves

* Excludes restructuring charges

Financial Update | 13

Key Tax Considerations

Global Tax Profile

■	Domestic Tax Profile
•	Interest Expense
-	Debt at US Bank Holding Company
•	General and Administrative Expenses
-	Substantial headquarter costs in US
•	Depreciation Expense
-	Accelerated tax depreciation on leases reduces taxable income
■	International Tax Profile
•	Profitable foreign subsidiaries
•	Mainly equity financed

Potential Actions

■	Offset US Net Operating Losses against future taxable income
•	Further improve margin / Grow CIT Bank
•	Refine intercompany pricing policies between BHC and subsidiaries
•	Leverage foreign subsidiaries
-	Recapitalize foreign subsidiaries with local funding
■	Release remaining valuation allowances
•	Requires history of profitability

The Combination of Foreign Income and Domestic Losses
Provides Opportunity for Improvement

Financial Update | 14

Actions to Achieve Profitability Targets

Business	■ Growth from new opportunities and initiatives
Segments	■ Increased operating efficiency

■ Continue shift in business mix
Corporate	■ Improve capital efficiency
■ Optimize corporate infrastructure

■ Continue to refinance and pay down high-cost BHC debt
Funding	■ Expand bank funding profile
■ Return to investment grade

Financial Update | 15

Capital Position Is Strong

■	Capital ratios well above regulatory commitments of:
•	13% Consolidated CIT Total Capital Ratio
•	15% CIT Bank Tier 1 Leverage Ratio
■	Capital metrics also strong relative to industry peers
■	Capital is largely comprised of common equity
Economic Capital Allocations by Segment (1)
Corporate Finance	~11%
Trade Finance	~ 9%
Transportation Finance	~15%
Vendor Finance	~10%
Consumer	~ 2%
Total CIT	~12%

(1) Capital expressed as a percentage of lending and leasing assets plus off balance sheet risk-weighted assets and is subject to change
Source: Peer Data Bloomberg

Financial Update | 16

Framework for Capital Actions

Total Risk Based Capital $8.5 Billion

Prospective Capital Actions

Capital Deployment

•	Inorganic/organic growth
•	Asset mix

Capital Generation

•	Increasing economic earnings

Capital Return

•	Share repurchase
•	Dividend

Data as of or for period ended 3/31/12

Financial Update | 17

Progress Towards Profitability Targets

Significant progress positioning the Company
to achieve profitability targets

Strong balance sheet with solid liquidity,
reserves and capital

Deposit platform well underway

Financial Update | 18

Financial Update | 19

CIT Group Inc. and Subsidiaries Non-GAAP Disclosures(1)

($ Millions)

Net Finance Revenue as a % of Average Earning Assets(2)

	Mar 31, 2012		Dec 31, 2011		Sep 30, 2011		Jun 30, 2011		Mar 31, 2011

Net finance revenue	$(366.3)	(4.43)%	$96.4	1.14%	$184.4	2.19%	$60.2	0.70%	$188.9	2.14%
FSA impact on net finance
revenue	546.3	6.40%	88.2	0.83%	(56.2)	(0.82)%	25.8	0.18%	(83.1)	(1.08)%
Secured debt prepayment
penalties	-	-	9.2	0.10%	20.0	0.21%	50.0	0.52%	35.0	0.35%

Adjusted net finance revenue	$180.0	1.97%	$193.8	2.07%	148.2	1.58%	$136.0	1.40%	$140.8	1.41%

	Dec 31, 2010		Sep 30, 2010		Jun 30, 2010		Mar 31, 2010

Net finance revenue	$285.8	3.08%	$345.2	3.49%	$457.8	4.34%	$527.2	4.68%
FSA impact on net finance
revenue	(273.1)	(2.96)%	(264.4)	(2.78)%	(411.4)	(3.96)%	(447.6)	(4.07)%
Secured debt prepayment
penalties	48.9	0.46%	29.0	0.25%	45.0	0.36%	15.0	0.11%

Adjusted net finance revenue	$61.6	0.58%	$109.8	0.96%	$91.4	0.74%	$94.6	0.72%

(1)	Non-GAAP financial measures disclosed by management are meant to provide additional information and insight relative to trends in the business to investors and, in certain cases, to present financial information as measured by rating agencies and other users of financial information. These measures are not in accordance with, or a substitute for, GAAP and may be different from, or inconsistent with, non-GAAP financial measures used by other companies.
(2)	NFR excluding FSA and debt prepay costs is used in the analysis of operating margin.

Financial Update | 20

Wrap-up

Nelson Chai

Objectives for Today

How does CIT compete in each of its businesses?
What is CIT's earnings power?
Address Key Questions
How will CIT grow?
What is the business / profit model for each business?
How will CIT create shareholder value?

Wrap-Up | 2

Where We Are…

Good Progress ... Lots more to do

Wrap-Up | 3

Transportation Finance: Capital for Companies on the Move

■	Seasoned management team
■	Strong customer, manufacturer and industry relationships
■	Quality fleets and diverse client base
■	Proven track record through multiple market cycles

Wrap-Up | 4

Vendor Finance: A Global Leader Positioned for Growth

■	Global market leader
■	Long standing relationships
■	Scalable operations
■	Extensive expertise with ability to provide standard or customized products

Wrap-Up | 5

Trade Finance: The Nation’s Leader in Factoring

■	Market leader in the US
■	Deep relationships and strong brand recognition
■	Extensive industry and underwriting expertise
■	Experienced management team

Wrap-Up | 6

Corporate Finance: The Right Focus for Growth

- Strong brand recognition
- Focused industry and asset expertise
- Deep relationships
- Strong underwriting, servicing and portfolio management

Darby Brockette
CEO Ernest Health

Wrap-Up | 7

Our Differentiated Story

■	Originate high yielding assets
■	“Culture of Credit”
■	Improve funding profile
■	Strong balance sheet with solid liquidity, reserves and capital

Well Positioned in the Current Environment

Wrap-Up | 8

We Are Well Positioned

Wrap-Up | 9

Wrap-Up | 10